UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09603

AMERICAN BEACON SELECT FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2024

Date of reporting period: January 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
SELECT FUNDS

2024 ANNUAL REPORT

January 31, 2024

AHL TREND ETF (AHLT)

AHL ETF 0124

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL TREND ETF

The Fund is actively managed, and there can be no assurances that its investment objectives will be met. Derivative instruments, including futures contracts and foreign currency forward contracts, may be highly sensitive to market factors, have less liquidity than other investments and involve the potential for losses to exceed the amount invested. Futures contracts may not produce the desired results due to lack of correlation with the underlying assets. The Fund’s ability to invest long and short in a trend-following strategy does not assure that the Fund can avoid losses. Diversification does not assure a profit nor protect against loss. Investing in foreign markets may involve heightened risk due to currency fluctuations and economic and political risks. Quantitative models may not perform as expected and may result in losses for the Fund. The Fund may distribute higher capital gains than other ETFs. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

The Fund is new and has a limited operating history. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of the Fund will be met.

Correlation: Correlation is a measure of how two assets perform in relation to each other. Assets that are strongly correlated (with a measure near 1) tend to move together, while uncorrelated assets (with a measure near -1) tend to move in opposite directions.

Trend-Following Strategy: A systematic, rules-based investment strategy that can generally go long or short futures contracts across equities, fixed income, commodities, and foreign-exchange markets.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Select Funds	January 31, 2024

Additional Information	Back Cover

President’s Message

Dear Shareholders,

In the words of Theodor Seuss Geisel, the beloved children’s author and cartoonist known as Dr. Seuss, “Only you can control your future.”

While we as individuals cannot control everything that’s happening in the world around us or within the global economy and markets, we can take steps to diversify our risk exposure as we seek to preserve and grow our personal savings. By making prudent adjustments to our investment portfolios with the help of trusted financial professionals, we may be better positioned to withstand the negative financial forces we’re likely to encounter in our lifetime – especially during periods like today’s geopolitical turmoil and economic uncertainty.

At American Beacon, we endeavor to provide a broad range of disciplined investment strategies to help you potentially collect the fruits of your labor over the fullness of time. We work diligently to cultivate relationships with the investment managers who serve as sub-advisors to our investment products. Since our firm’s inception as a pension fiduciary in 1986 and the launch of our first sub-advised, multi-manager mutual funds in 1987, we have continued expanding our innovative product offerings. And we are committed to applying a solutions-based, risk-managed approach in our pursuit of institutional wisdom while striving to generate earned alpha and enduring value.

Thank you for entrusting your financial future with American Beacon. For more information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Select Funds

Alternative Investments Market Overview

January 31, 2024 (Unaudited)

Since the August 30, 2023, inception of the American Beacon AHL Trend ETF, the prospect of higher-for-longer rates propelled global bond yields and the U.S. dollar higher – and risk assets lower. Shortly after the start of the ETF’s track record, September cemented its reputation for being the worst month of the year for equities. This activity was immediately followed by the onset of the conflict between Israel and Hamas on October 7, which resulted in investors fleeing from risk assets; the MSCI World Index declining for the third, consecutive month; and the U.S. 10-year treasury yield eclipsing the 5% mark. However, a combination of downside inflation surprises on both sides of the Atlantic, supported by an upward revision to U.S. gross domestic product, led central banks to adopt a more dovish stance. Markets subsequently moved to price in an accelerated pace for rate cuts in 2024. As a result, global bonds embarked on a rally to end the year, bringing the Bloomberg Global Aggregate Index into positive territory for 2023. This shift in sentiment also catalyzed sharp rallies in gold and in equities, and the S&P 500 Index achieved its fastest two-month advance since its rebound following the initial COVID-19 pandemic sell-off in 2020.

American Beacon AHL Trend ETFSM

Performance Overview

January 31, 2024 (Unaudited)

The American Beacon AHL Trend ETF (the “Fund”) returned -4.35% for the period beginning August 30, 2023, and ending January 31, 2024.

Comparison of Change in Value of a $10,000 Investment for the period from 8/30/2023 through 1/31/2024

Total Returns for the Period Ended January 31, 2024

	Ticker	3 Months*	Since Inception*	Value of $10,000 8/30/2023 1/31/2024
AHL Trend ETF (Net Asset Value) (1,3)	AHLT	(10.17)%	(4.35)%	$9,565
AHL Trend ETF (Market Price) (1,3)	AHLT	(10.89)%	(4.58)%	$9,542

ICE BofA US 3-Month Treasury Bill Index (2)		1.35%	2.29%	$10,229

*	Cumulative and not annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 833-471-3562. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Net asset value (NAV) returns are based on the dollar value of a single share of the Fund, calculated using the value of the underlying assets of the Fund minus its liabilities, divided by the number of shares outstanding. Market Price returns are based on the official closing price on the NYSE Arca, Inc. Market price performance does not represent the returns you would have received if you traded shares at other times. Total Return reflects reinvestment of distributions on ex-date for NAV returns and payment date for market price returns. The Fund’s shares are bought and sold at current market prices (and not at NAV), and market price may differ significantly from NAV during periods of market volatility.

2.

The ICE BofA US 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratio set forth in the most recent prospectus for the Fund was 0.95%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

American Beacon AHL Trend ETFSM

Performance Overview

January 31, 2024 (Unaudited)

During the period, three out of four asset classes negatively detracted from performance led by Currencies, Commodities, and Equities. Fixed Income was the lone positive contributor for the period, which helped temper the losses from the other asset classes. U.S. Treasuries were additive across maturities with longer dated positions being the top performers. European positions were negative detractors led by both U.K. Gilts and German Bunds.

Currencies were the primary detractor, with losses driven by long positions in the British pound and the euro as the U.S. dollar reversed direction following November’s downside surprise in the U.S. Consumer Price Index and an upward revision of the U.S. Gross Domestic Product. A short position in the Japanese yen generated a small offsetting gain as the Bank of Japan did not indicate a tightening in monetary policy. Commodities also inflicted losses over the period, as metals and energies both dragged on performance. Short positions in crude oil and long positions in silver were the main detractors. Equities were also negative during the period led by mixed positions in the Russell 2000 and the S&P 500 indices. Offsetting some of this negative performance were long positions in the NASDAQ 100 and Tokyo Stock Exchange indices.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global equities, fixed income, currency, and commodity futures markets; seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Trend ETFSM

Performance Overview

January 31, 2024 (Unaudited)

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Silver	Short	6.2
Gold	Long	3.9
Crude Oil	Short	1.1
Copper	Short	0.5

Currencies		% of VaR	*
JPY/USD	Short	8.4
GBP/USD	Long	3.6
AUD/USD	Short	3.4
EUR/USD	Short	2.6
CHF/USD	Long	0.7

Equities		% of VaR	*
S&P 500 Index	Long	19.5
NASDAQ 100 Index	Long	11.5
Euro-STOXX	Long	9.8
DAX Index	Long	9.0
Tokyo Stock Exchange	Long	7.6

Fixed-Income		% of VaR	*
U.S. Treasuries	Short	7.3
Euro-BUND	Long	1.0
Euro-BOBL	Short	0.3
U.K. Gilts	Long	0.2

Asset Class Exposure		% of VaR	*
Equities		71.3
Currencies		14.2
Fixed Income		8.9
Commodities		5.7

Top 10 Exposures		% of VaR	*
S&P 500 Index	Long	19.5
NASDAQ 100 Index	Long	11.5
Euro-STOXX	Long	9.8
DAX Index	Long	9.0
JPY/USD	Short	8.4
Tokyo Stock Exchange	Long	7.6
U.S. Treasuries	Short	7.3
Silver	Short	6.2
Gold	Long	3.9
GBP/USD	Long	3.6

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL Trend ETFSM

Expense Examples

January 31, 2024 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 30, 2023 through January 31, 2024.

Actual Expenses

The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs. Similarly, the expense examples for other funds do not reflect any transaction costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs, such as brokerage commissions, during the period, your costs would have been higher.

American Beacon AHL Trend ETFSM

Expense Examples

January 31, 2024 (Unaudited)

American Beacon AHL Trend ETF

	Beginning Account Value 8/30/2023	Ending Account Value 1/31/2024	Expenses Paid During Period 8/30/2023-1/31/2024*
AHLT**
Actual	$1,000.00	$956.50	$3.92
Hypothetical***	$1,000.00	$1,017.09	$4.04

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.95%, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (154) by days in the year (365) to reflect the half-year period.

**	Commenced operations on August 30, 2023.
***	5% return before expenses.

American Beacon AHL Trend ETFSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Select Funds and Shareholders of American Beacon AHL Trend ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of consolidated assets and liabilities, including the consolidated schedule of investments, of American Beacon AHL Trend ETF (one of the funds constituting American Beacon Select Funds, referred hereafter as the “Fund”) as of January 31, 2024, the related consolidated statement of operations, the consolidated statement of changes in net assets, including the related notes, and the consolidated financial highlights for the period August 30, 2023 (commencement of operations) through January 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations, changes in its net assets, and the financial highlights for the period August 30, 2023 (commencement of operations) through January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 28, 2024

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 90.36%

U.S. Treasury Obligations - 90.36%
U.S. Treasury Bills,
5.479%, Due 3/14/2024A	$6,250,000	$6,211,527
5.484%, Due 2/15/2024A	6,100,000	6,087,575
5.509%, Due 2/22/2024A	6,000,000	5,981,599
5.397%, Due 5/9/2024A	1,200,000	1,183,137
5.321%, Due 5/23/2024A	7,100,000	6,986,242
5.245%, Due 6/13/2024A	3,600,000	3,532,719

Total Short-Term Investments (Cost $29,982,816)		29,982,799

TOTAL INVESTMENTS - 90.36% (Cost $29,982,816)		29,982,799
OTHER ASSETS, NET OF LIABILITIES - 9.64%		3,200,113

TOTAL NET ASSETS - 100.00%		$33,182,912

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Trend Company, Ltd.

Long Futures Contracts Open on January 31, 2024:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
COMEX Gold 100 Troy Ounces FuturesA	10	April 2024	$2,031,717	$2,067,400	$35,683

			$2,031,717	$2,067,400	$35,683

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME E-Mini NASDAQ 100 Index Futures	15	March 2024	$4,926,745	$5,172,675	$245,930
CME E-Mini Russell 2000 Index Futures	7	March 2024	717,946	684,565	(33,381)
CME E-Mini Standard & Poor’s 500 Index Futures	46	March 2024	10,762,361	11,202,150	439,789
Eurex DAX Index Futures	13	March 2024	5,956,000	5,968,410	12,410
Eurex EURO STOXX 50 Index Futures	121	March 2024	6,002,168	6,100,174	98,006
ICE FTSE 100 Index Futures	9	March 2024	880,235	870,141	(10,094)
TSE TOPIX Index Futures	22	March 2024	3,563,990	3,816,891	252,901

			$32,809,445	$33,815,006	$1,005,561

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Eurex 10 Year Euro BUND Futures	7	March 2024	$1,032,483	$1,027,692	$(4,791)
ICE Long Gilt Futures	1	March 2024	127,364	126,692	(672)

			$1,159,847	$1,154,384	$(5,463)

Short Futures Contracts Open on January 31, 2024:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
COMEX Copper FuturesA	3	March 2024	$(280,895)	$(292,950)	$(12,055)
COMEX Silver FuturesA	14	March 2024	(1,598,901)	(1,621,830)	(22,929)
NYMEX Light Sweet Crude Oil FuturesA	4	February 2024	(287,633)	(303,400)	(15,767)

			$(2,167,429)	$(2,218,180)	$(50,751)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes Futures	30	March 2024	$(3,197,734)	$(3,251,719)	$(53,985)
CBOT 10 Year U.S. Treasury Notes Futures	21	March 2024	(2,331,230)	(2,358,890)	(27,660)
CBOT U.S. Long Bond Futures	5	March 2024	(597,620)	(611,719)	(14,099)
CBOT Ultra Long Term U.S. Treasury Bond Futures	9	March 2024	(1,133,834)	(1,162,969)	(29,135)
Eurex 5 Year Euro BOBL Futures	4	March 2024	(508,208)	(512,381)	(4,173)

			$(7,768,626)	$(7,897,678)	$(129,052)

A All or a portion represents positions held by the American Beacon Cayman Trend Company, Ltd.

Forward Foreign Currency Contracts Open on January 31, 2024:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	63,365	USD	63,296	2/1/2024	HUB	$69	$-	$69
GBP	63,365	USD	63,380	2/1/2024	HUB	-	(15)	(15)
AUD	196,815	USD	197,067	2/1/2024	HUB	-	(252)	(252)
JPY	339,720	USD	338,481	2/1/2024	HUB	1,239	-	1,239
EUR	648,420	USD	649,196	2/1/2024	HUB	-	(776)	(776)
USD	135,584	JPY	135,888	2/1/2024	HUB	-	(304)	(304)
USD	126,743	GBP	126,730	2/1/2024	HUB	13	-	13
USD	108,270	EUR	108,070	2/1/2024	HUB	200	-	200
USD	108,245	EUR	108,070	2/1/2024	HUB	175	-	175
USD	108,332	EUR	108,070	2/1/2024	HUB	262	-	262
USD	108,483	EUR	108,070	2/1/2024	HUB	413	-	413
USD	108,362	EUR	108,070	2/1/2024	HUB	292	-	292
USD	108,316	EUR	108,070	2/1/2024	HUB	246	-	246
USD	67,854	JPY	67,944	2/1/2024	HUB	-	(90)	(90)
USD	67,681	JPY	67,944	2/1/2024	HUB	-	(263)	(263)
USD	67,897	JPY	67,944	2/1/2024	HUB	-	(47)	(47)
USD	65,828	AUD	65,605	2/1/2024	HUB	223	-	223
USD	66,029	AUD	65,605	2/1/2024	HUB	424	-	424
USD	65,945	AUD	65,605	2/1/2024	HUB	340	-	340
USD	108,358	EUR	108,070	2/2/2024	HUB	288	-	288
USD	108,173	EUR	108,070	2/2/2024	HUB	103	-	103
USD	108,382	EUR	108,070	2/2/2024	HUB	312	-	312
USD	108,167	EUR	108,070	2/2/2024	HUB	97	-	97
USD	67,667	JPY	67,944	2/2/2024	HUB	-	(277)	(277)
USD	67,752	JPY	67,944	2/2/2024	HUB	-	(192)	(192)
USD	65,779	AUD	65,605	2/2/2024	HUB	174	-	174
USD	65,660	AUD	65,605	2/2/2024	HUB	55	-	55
USD	65,713	AUD	65,605	2/2/2024	HUB	108	-	108
USD	61,130	NZD	61,125	2/2/2024	HUB	5	-	5
CAD	74,384	USD	75,082	2/6/2024	HUB	-	(698)	(698)
CAD	74,384	USD	75,099	2/6/2024	HUB	-	(715)	(715)
CAD	74,384	USD	75,116	2/6/2024	HUB	-	(732)	(732)
CAD	74,384	USD	74,992	2/6/2024	HUB	-	(608)	(608)
CAD	74,384	USD	75,099	2/6/2024	HUB	-	(715)	(715)
CAD	74,384	USD	75,229	2/6/2024	HUB	-	(845)	(845)
CAD	74,384	USD	75,137	2/6/2024	HUB	-	(753)	(753)
CAD	74,384	USD	74,970	2/6/2024	HUB	-	(586)	(586)
CAD	74,384	USD	74,961	2/6/2024	HUB	-	(577)	(577)
CAD	74,384	USD	75,264	2/6/2024	HUB	-	(880)	(880)
CAD	74,384	USD	75,454	2/6/2024	HUB	-	(1,070)	(1,070)
CAD	74,384	USD	75,364	2/6/2024	HUB	-	(980)	(980)
CAD	74,384	USD	75,400	2/6/2024	HUB	-	(1,016)	(1,016)
CAD	74,384	USD	75,401	2/6/2024	HUB	-	(1,017)	(1,017)
CAD	74,384	USD	75,429	2/6/2024	HUB	-	(1,045)	(1,045)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CAD	74,384	USD	75,442	2/6/2024	HUB	$-	$(1,058)	$(1,058)
CAD	74,384	USD	75,582	2/6/2024	HUB	-	(1,198)	(1,198)
CAD	74,384	USD	75,584	2/6/2024	HUB	-	(1,200)	(1,200)
CAD	74,384	USD	75,608	2/6/2024	HUB	-	(1,224)	(1,224)
CAD	74,384	USD	73,769	2/6/2024	HUB	615	-	615
CAD	74,384	USD	73,681	2/6/2024	HUB	703	-	703
CAD	74,384	USD	74,342	2/6/2024	HUB	42	-	42
CAD	74,384	USD	74,368	2/6/2024	HUB	16	-	16
CAD	74,384	USD	74,405	2/6/2024	HUB	-	(21)	(21)
CAD	74,384	USD	74,451	2/6/2024	HUB	-	(67)	(67)
CAD	74,384	USD	74,376	2/6/2024	HUB	8	-	8
CAD	74,384	USD	74,352	2/6/2024	HUB	32	-	32
CAD	74,384	USD	74,523	2/6/2024	HUB	-	(139)	(139)
CAD	74,384	USD	74,531	2/6/2024	HUB	-	(147)	(147)
CAD	74,384	USD	74,531	2/6/2024	HUB	-	(147)	(147)
CAD	74,384	USD	74,539	2/6/2024	HUB	-	(155)	(155)
CAD	74,384	USD	74,609	2/6/2024	HUB	-	(225)	(225)
CAD	74,384	USD	74,657	2/6/2024	HUB	-	(273)	(273)
CAD	74,384	USD	74,649	2/6/2024	HUB	-	(265)	(265)
CAD	74,384	USD	74,643	2/6/2024	HUB	-	(259)	(259)
CAD	74,385	USD	74,599	2/6/2024	HUB	-	(214)	(214)
CAD	74,385	USD	74,605	2/6/2024	HUB	-	(220)	(220)
CAD	74,385	USD	74,625	2/6/2024	HUB	-	(240)	(240)
CAD	74,385	USD	74,768	2/6/2024	HUB	-	(383)	(383)
CAD	74,385	USD	74,822	2/6/2024	HUB	-	(437)	(437)
CAD	74,385	USD	74,809	2/6/2024	HUB	-	(424)	(424)
CAD	74,385	USD	74,796	2/6/2024	HUB	-	(411)	(411)
CAD	74,385	USD	74,761	2/6/2024	HUB	-	(376)	(376)
CAD	74,385	USD	74,764	2/6/2024	HUB	-	(379)	(379)
CAD	74,385	USD	74,880	2/6/2024	HUB	-	(495)	(495)
CAD	74,385	USD	74,822	2/6/2024	HUB	-	(437)	(437)
CAD	74,385	USD	74,825	2/6/2024	HUB	-	(440)	(440)
CAD	74,385	USD	74,853	2/6/2024	HUB	-	(468)	(468)
CAD	74,385	USD	74,805	2/6/2024	HUB	-	(420)	(420)
CAD	74,385	USD	74,859	2/6/2024	HUB	-	(474)	(474)
CAD	74,385	USD	74,864	2/6/2024	HUB	-	(479)	(479)
CAD	74,385	USD	74,838	2/6/2024	HUB	-	(453)	(453)
CAD	74,385	USD	74,940	2/6/2024	HUB	-	(555)	(555)
CAD	74,385	USD	74,726	2/6/2024	HUB	-	(341)	(341)
CAD	74,385	USD	74,800	2/6/2024	HUB	-	(415)	(415)
CAD	74,385	USD	74,678	2/6/2024	HUB	-	(293)	(293)
CAD	74,385	USD	74,724	2/6/2024	HUB	-	(339)	(339)
CAD	74,385	USD	73,756	2/6/2024	HUB	629	-	629
CAD	74,385	USD	74,902	2/6/2024	HUB	-	(517)	(517)
CAD	74,385	USD	73,808	2/6/2024	HUB	577	-	577
CAD	74,385	USD	73,769	2/6/2024	HUB	616	-	616
CAD	74,385	USD	73,784	2/6/2024	HUB	601	-	601
CAD	74,385	USD	73,631	2/6/2024	HUB	754	-	754
CAD	74,385	USD	73,633	2/6/2024	HUB	752	-	752
CAD	74,385	USD	73,650	2/6/2024	HUB	735	-	735
CAD	74,385	USD	73,683	2/6/2024	HUB	702	-	702
CAD	74,385	USD	73,664	2/6/2024	HUB	721	-	721
CAD	74,385	USD	73,582	2/6/2024	HUB	803	-	803
CAD	74,385	USD	73,399	2/6/2024	HUB	986	-	986
CAD	74,385	USD	73,362	2/6/2024	HUB	1,023	-	1,023
CAD	74,385	USD	73,373	2/6/2024	HUB	1,012	-	1,012
CAD	74,385	USD	74,734	2/6/2024	HUB	-	(349)	(349)
CAD	74,385	USD	74,764	2/6/2024	HUB	-	(379)	(379)
CAD	74,385	USD	74,764	2/6/2024	HUB	-	(379)	(379)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CAD	74,385	USD	74,910	2/6/2024	HUB	$-	$(525)	$(525)
CAD	74,385	USD	75,019	2/6/2024	HUB	-	(634)	(634)
CAD	74,385	USD	75,034	2/6/2024	HUB	-	(649)	(649)
CAD	74,385	USD	75,013	2/6/2024	HUB	-	(628)	(628)
CAD	74,385	USD	74,982	2/6/2024	HUB	-	(597)	(597)
CAD	74,385	USD	75,026	2/6/2024	HUB	-	(641)	(641)
CAD	74,385	USD	75,066	2/6/2024	HUB	-	(681)	(681)
CAD	74,385	USD	75,036	2/6/2024	HUB	-	(651)	(651)
CAD	74,385	USD	73,834	2/6/2024	HUB	551	-	551
CAD	74,385	USD	73,765	2/6/2024	HUB	620	-	620
CAD	74,385	USD	73,697	2/6/2024	HUB	688	-	688
CAD	74,385	USD	73,721	2/6/2024	HUB	664	-	664
CAD	74,385	USD	73,627	2/6/2024	HUB	758	-	758
CAD	74,385	USD	73,723	2/6/2024	HUB	662	-	662
CAD	74,385	USD	73,595	2/6/2024	HUB	790	-	790
CAD	74,385	USD	73,601	2/6/2024	HUB	784	-	784
CAD	74,385	USD	73,570	2/6/2024	HUB	815	-	815
CAD	74,385	USD	73,751	2/6/2024	HUB	634	-	634
CAD	74,385	USD	73,741	2/6/2024	HUB	644	-	644
CAD	74,385	USD	73,678	2/6/2024	HUB	707	-	707
CAD	74,385	USD	73,749	2/6/2024	HUB	636	-	636
CAD	74,385	USD	73,783	2/6/2024	HUB	602	-	602
CAD	74,385	USD	73,750	2/6/2024	HUB	635	-	635
CAD	74,385	USD	73,710	2/6/2024	HUB	675	-	675
CAD	74,385	USD	73,685	2/6/2024	HUB	700	-	700
CAD	74,385	USD	73,687	2/6/2024	HUB	698	-	698
CAD	74,385	USD	73,850	2/6/2024	HUB	535	-	535
CAD	74,385	USD	74,097	2/6/2024	HUB	288	-	288
CAD	74,385	USD	74,091	2/6/2024	HUB	294	-	294
CAD	74,385	USD	74,201	2/6/2024	HUB	184	-	184
CAD	74,385	USD	74,098	2/6/2024	HUB	287	-	287
CAD	74,385	USD	74,024	2/6/2024	HUB	361	-	361
CAD	74,385	USD	74,008	2/6/2024	HUB	377	-	377
CAD	74,385	USD	74,024	2/6/2024	HUB	361	-	361
CAD	74,385	USD	74,049	2/6/2024	HUB	336	-	336
CAD	74,385	USD	74,010	2/6/2024	HUB	375	-	375
CAD	74,385	USD	73,891	2/6/2024	HUB	494	-	494
CAD	74,385	USD	73,880	2/6/2024	HUB	505	-	505
CAD	74,385	USD	73,947	2/6/2024	HUB	438	-	438
CAD	74,385	USD	74,029	2/6/2024	HUB	356	-	356
CAD	74,385	USD	73,983	2/6/2024	HUB	402	-	402
CAD	74,385	USD	73,945	2/6/2024	HUB	440	-	440
CAD	74,385	USD	74,143	2/6/2024	HUB	242	-	242
CAD	74,385	USD	74,183	2/6/2024	HUB	202	-	202
CAD	148,769	USD	149,609	2/6/2024	HUB	-	(840)	(840)
CAD	148,769	USD	149,778	2/6/2024	HUB	-	(1,009)	(1,009)
CAD	2,231,538	USD	2,253,196	2/6/2024	HUB	-	(21,658)	(21,658)
USD	8,575,638	CAD	8,702,998	2/6/2024	HUB	-	(127,360)	(127,360)
USD	74,138	CAD	74,385	2/6/2024	HUB	-	(247)	(247)
USD	74,204	CAD	74,385	2/6/2024	HUB	-	(181)	(181)
USD	74,173	CAD	74,385	2/6/2024	HUB	-	(212)	(212)
USD	74,001	CAD	74,385	2/6/2024	HUB	-	(384)	(384)
USD	73,932	CAD	74,385	2/6/2024	HUB	-	(453)	(453)
USD	73,987	CAD	74,385	2/6/2024	HUB	-	(398)	(398)
USD	74,064	CAD	74,385	2/6/2024	HUB	-	(321)	(321)
USD	74,128	CAD	74,385	2/6/2024	HUB	-	(257)	(257)
USD	74,140	CAD	74,385	2/6/2024	HUB	-	(245)	(245)
USD	74,050	CAD	74,385	2/6/2024	HUB	-	(335)	(335)
USD	74,236	CAD	74,385	2/6/2024	HUB	-	(149)	(149)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	74,209	CAD	74,385	2/6/2024	HUB	$-	$(176)	$(176)
USD	74,286	CAD	74,385	2/6/2024	HUB	-	(99)	(99)
USD	74,218	CAD	74,385	2/6/2024	HUB	-	(167)	(167)
USD	74,201	CAD	74,385	2/6/2024	HUB	-	(184)	(184)
USD	74,252	CAD	74,385	2/6/2024	HUB	-	(133)	(133)
USD	74,245	CAD	74,385	2/6/2024	HUB	-	(140)	(140)
USD	74,207	CAD	74,385	2/6/2024	HUB	-	(178)	(178)
USD	74,058	CAD	74,385	2/6/2024	HUB	-	(327)	(327)
USD	74,032	CAD	74,385	2/6/2024	HUB	-	(353)	(353)
USD	74,074	CAD	74,385	2/6/2024	HUB	-	(311)	(311)
USD	74,112	CAD	74,385	2/6/2024	HUB	-	(273)	(273)
USD	74,165	CAD	74,385	2/6/2024	HUB	-	(220)	(220)
USD	74,075	CAD	74,385	2/6/2024	HUB	-	(310)	(310)
USD	74,121	CAD	74,385	2/6/2024	HUB	-	(264)	(264)
USD	74,099	CAD	74,385	2/6/2024	HUB	-	(286)	(286)
USD	74,128	CAD	74,385	2/6/2024	HUB	-	(257)	(257)
USD	74,013	CAD	74,385	2/6/2024	HUB	-	(372)	(372)
USD	73,938	CAD	74,385	2/6/2024	HUB	-	(447)	(447)
USD	73,952	CAD	74,385	2/6/2024	HUB	-	(433)	(433)
USD	73,991	CAD	74,385	2/6/2024	HUB	-	(394)	(394)
USD	74,032	CAD	74,385	2/6/2024	HUB	-	(353)	(353)
USD	73,925	CAD	74,385	2/6/2024	HUB	-	(460)	(460)
USD	74,810	CAD	74,385	2/6/2024	HUB	425	-	425
EUR	389,993	USD	390,741	2/15/2024	HUB	-	(748)	(748)
USD	917,370	EUR	904,577	2/15/2024	HUB	12,793	-	12,793
GBP	63,372	USD	62,780	2/16/2024	HUB	592	-	592
GBP	63,372	USD	62,896	2/16/2024	HUB	476	-	476
GBP	63,372	USD	63,863	2/16/2024	HUB	-	(491)	(491)
GBP	63,372	USD	63,539	2/16/2024	HUB	-	(167)	(167)
GBP	63,372	USD	63,217	2/16/2024	HUB	155	-	155
GBP	63,372	USD	63,533	2/16/2024	HUB	-	(161)	(161)
GBP	63,372	USD	63,461	2/16/2024	HUB	-	(89)	(89)
GBP	63,372	USD	63,327	2/16/2024	HUB	45	-	45
GBP	63,372	USD	63,178	2/16/2024	HUB	194	-	194
GBP	63,372	USD	63,162	2/16/2024	HUB	210	-	210
GBP	63,372	USD	63,231	2/16/2024	HUB	141	-	141
GBP	63,372	USD	63,107	2/16/2024	HUB	265	-	265
GBP	63,372	USD	63,269	2/16/2024	HUB	103	-	103
GBP	63,372	USD	63,157	2/16/2024	HUB	215	-	215
GBP	63,372	USD	63,056	2/16/2024	HUB	316	-	316
GBP	63,372	USD	63,098	2/16/2024	HUB	274	-	274
GBP	63,372	USD	63,108	2/16/2024	HUB	264	-	264
GBP	63,372	USD	63,230	2/16/2024	HUB	142	-	142
GBP	63,372	USD	63,145	2/16/2024	HUB	227	-	227
GBP	63,372	USD	63,555	2/16/2024	HUB	-	(183)	(183)
GBP	63,372	USD	63,532	2/16/2024	HUB	-	(160)	(160)
GBP	126,744	USD	125,702	2/16/2024	HUB	1,042	-	1,042
GBP	126,744	USD	126,755	2/16/2024	HUB	-	(11)	(11)
GBP	190,116	USD	191,385	2/16/2024	HUB	-	(1,269)	(1,269)
GBP	190,116	USD	189,254	2/16/2024	HUB	862	-	862
GBP	253,488	USD	253,414	2/16/2024	HUB	74	-	74
GBP	380,232	USD	380,964	2/16/2024	HUB	-	(732)	(732)
GBP	1,330,811	USD	1,322,005	2/16/2024	HUB	8,806	-	8,806
GBP	1,520,926	USD	1,516,840	2/16/2024	HUB	4,086	-	4,086
USD	1,072,767	GBP	1,077,323	2/16/2024	HUB	-	(4,556)	(4,556)
NZD	61,127	USD	61,554	2/23/2024	HUB	-	(427)	(427)
NZD	61,127	USD	61,203	2/23/2024	HUB	-	(76)	(76)
NZD	61,127	USD	61,192	2/23/2024	HUB	-	(65)	(65)
NZD	61,127	USD	62,187	2/23/2024	HUB	-	(1,060)	(1,060)

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NZD	61,127	USD	62,053	2/23/2024	HUB	$-	$(926)	$(926)
NZD	61,127	USD	62,418	2/23/2024	HUB	-	(1,291)	(1,291)
NZD	61,127	USD	62,812	2/23/2024	HUB	-	(1,685)	(1,685)
NZD	61,127	USD	61,037	2/23/2024	HUB	90	-	90
NZD	61,127	USD	61,010	2/23/2024	HUB	117	-	117
NZD	61,127	USD	60,981	2/23/2024	HUB	146	-	146
NZD	61,127	USD	61,953	2/23/2024	HUB	-	(826)	(826)
NZD	61,127	USD	61,928	2/23/2024	HUB	-	(801)	(801)
NZD	61,127	USD	61,456	2/23/2024	HUB	-	(329)	(329)
NZD	61,127	USD	61,474	2/23/2024	HUB	-	(347)	(347)
NZD	61,127	USD	61,763	2/23/2024	HUB	-	(636)	(636)
NZD	61,127	USD	61,615	2/23/2024	HUB	-	(488)	(488)
NZD	61,127	USD	61,744	2/23/2024	HUB	-	(617)	(617)
NZD	61,127	USD	61,473	2/23/2024	HUB	-	(346)	(346)
NZD	61,127	USD	61,493	2/23/2024	HUB	-	(366)	(366)
NZD	61,127	USD	61,410	2/23/2024	HUB	-	(283)	(283)
NZD	61,127	USD	61,570	2/23/2024	HUB	-	(443)	(443)
NZD	61,127	USD	61,581	2/23/2024	HUB	-	(454)	(454)
NZD	61,127	USD	61,690	2/23/2024	HUB	-	(563)	(563)
NZD	61,127	USD	61,860	2/23/2024	HUB	-	(733)	(733)
NZD	978,035	USD	1,002,808	2/23/2024	HUB	-	(24,773)	(24,773)
USD	1,337,953	NZD	1,344,799	2/23/2024	HUB	-	(6,846)	(6,846)
USD	184,345	NZD	183,382	2/23/2024	HUB	963	-	963
USD	60,701	NZD	61,127	2/23/2024	HUB	-	(426)	(426)
USD	61,035	NZD	61,127	2/23/2024	HUB	-	(92)	(92)
USD	61,044	NZD	61,127	2/23/2024	HUB	-	(83)	(83)
USD	61,251	NZD	61,127	2/23/2024	HUB	124	-	124
USD	61,084	NZD	61,127	2/23/2024	HUB	-	(43)	(43)
USD	61,022	NZD	61,127	2/23/2024	HUB	-	(105)	(105)
USD	60,827	NZD	61,127	2/23/2024	HUB	-	(300)	(300)
USD	60,927	NZD	61,127	2/23/2024	HUB	-	(200)	(200)
USD	61,201	NZD	61,127	2/23/2024	HUB	74	-	74
USD	61,058	NZD	61,127	2/23/2024	HUB	-	(69)	(69)
USD	61,271	NZD	61,127	2/23/2024	HUB	144	-	144
USD	61,080	NZD	61,127	2/23/2024	HUB	-	(47)	(47)
USD	61,014	NZD	61,127	2/23/2024	HUB	-	(113)	(113)
USD	61,061	NZD	61,127	2/23/2024	HUB	-	(66)	(66)
USD	61,033	NZD	61,127	2/23/2024	HUB	-	(94)	(94)
USD	61,012	NZD	61,127	2/23/2024	HUB	-	(115)	(115)
USD	61,190	NZD	61,127	2/23/2024	HUB	63	-	63
USD	61,202	NZD	61,127	2/23/2024	HUB	75	-	75
USD	650,059	EUR	649,539	3/14/2024	HUB	520	-	520
USD	650,284	EUR	649,539	3/14/2024	HUB	745	-	745
USD	435,834	EUR	433,026	3/14/2024	HUB	2,808	-	2,808
USD	434,619	EUR	433,026	3/14/2024	HUB	1,593	-	1,593
USD	325,128	EUR	324,770	3/14/2024	HUB	358	-	358
USD	218,128	EUR	216,513	3/14/2024	HUB	1,615	-	1,615
USD	5,165,844	JPY	5,197,948	3/15/2024	HUB	-	(32,104)	(32,104)
USD	545,492	JPY	547,153	3/15/2024	HUB	-	(1,661)	(1,661)
USD	476,659	JPY	478,758	3/15/2024	HUB	-	(2,099)	(2,099)
USD	409,572	JPY	410,364	3/15/2024	HUB	-	(792)	(792)
USD	340,857	JPY	341,970	3/15/2024	HUB	-	(1,113)	(1,113)
USD	340,730	JPY	341,970	3/15/2024	HUB	-	(1,240)	(1,240)
USD	272,509	JPY	273,576	3/15/2024	HUB	-	(1,067)	(1,067)
USD	204,737	JPY	205,182	3/15/2024	HUB	-	(445)	(445)
USD	204,418	JPY	205,182	3/15/2024	HUB	-	(764)	(764)
USD	205,092	JPY	205,182	3/15/2024	HUB	-	(90)	(90)
USD	793,478	AUD	788,439	3/19/2024	HUB	5,039	-	5,039
USD	529,076	AUD	525,626	3/19/2024	HUB	3,450	-	3,450

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	462,226	AUD	459,923	3/19/2024	HUB	$2,303	$-	$2,303
USD	329,496	AUD	328,516	3/19/2024	HUB	980	-	980
USD	263,741	AUD	262,813	3/19/2024	HUB	928	-	928
USD	198,699	AUD	197,110	3/19/2024	HUB	1,589	-	1,589
USD	197,359	AUD	197,110	3/19/2024	HUB	249	-	249
CHF	116,056	USD	114,978	2/16/2024	RBS	1,078	-	1,078
CHF	116,056	USD	116,147	2/16/2024	RBS	-	(91)	(91)
CHF	116,056	USD	118,013	2/16/2024	RBS	-	(1,957)	(1,957)
CHF	116,056	USD	117,918	2/16/2024	RBS	-	(1,862)	(1,862)
CHF	116,056	USD	114,650	2/16/2024	RBS	1,406	-	1,406
CHF	116,056	USD	115,288	2/16/2024	RBS	768	-	768
CHF	116,056	USD	115,137	2/16/2024	RBS	919	-	919
CHF	116,056	USD	115,292	2/16/2024	RBS	764	-	764
CHF	116,056	USD	115,786	2/16/2024	RBS	270	-	270
CHF	696,334	USD	709,112	2/16/2024	RBS	-	(12,778)	(12,778)
USD	457,878	CHF	464,223	2/16/2024	RBS	-	(6,345)	(6,345)
USD	115,768	CHF	116,056	2/16/2024	RBS	-	(288)	(288)
USD	115,006	CHF	116,056	2/16/2024	RBS	-	(1,050)	(1,050)
USD	115,294	CHF	116,056	2/16/2024	RBS	-	(762)	(762)
USD	115,431	CHF	116,056	2/16/2024	RBS	-	(625)	(625)
USD	115,336	CHF	116,056	2/16/2024	RBS	-	(720)	(720)

						$95,990	$(318,894)	$(222,904)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
HUB	HSBC Bank PLC
RBS	Royal Bank Of Scotland PLC

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

Index Abbreviations:
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
NASDAQ	National Association of Securities Dealers Automated Quotations.
Russell 2000	U.S. Small-Cap Stock Market Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.
EUREX	European derivatives exchange.
ICE	Intercontinental Exchange.
NYMEX	New York Mercantile Exchange.
TSE	Tokyo Stock Exchange.

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Schedule of Investments

January 31, 2024

Other Abbreviations:
Bund	German Federal Government Bond.
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
COMEX	The Commodity Exchange Inc.
CBOT	Chicago Board of Trade.
GILT	Bank of England Bonds.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2024, the investments were classified as described below:

AHL Trend ETF	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$29,982,799	$-	$29,982,799

Total Investments in Securities - Assets	$-	$29,982,799	$-	$29,982,799

Financial Derivative Instruments - Assets
Futures Contracts	$1,084,719	$-	$-	$1,084,719
Forward Foreign Currency Contracts	-	95,990	-	95,990

Total Financial Derivative Instruments - Assets	$1,084,719	$95,990	$-	$1,180,709

Financial Derivative Instruments - Liabilities
Futures Contracts	$(228,741)	$-	$-	$(228,741)
Forward Foreign Currency Contracts	-	(318,894)	-	(318,894)

Total Financial Derivative Instruments - Liabilities	$(228,741)	$(318,894)	$-	$(547,635)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2024, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Statement of Assets and LiabilitiesA

January 31, 2024

Assets:
Investments in unaffiliated securities, at fair value†	$29,982,799
Foreign currency deposits with brokers for futures contracts, at fair value¤	703,094
Cash	1,345,942
Cash collateral held at custodian for the benefit of the broker	410,000
Deposits with broker for futures contracts	379,375
Unrealized appreciation from forward foreign currency contracts	95,990
Receivable for variation margin on open futures contracts (Note 5)	854,627
Other assets	1,581

Total assets	33,773,408

Liabilities:
Payable for investments purchased	245,323
Management fees payable (Note 2)	26,205
Unrealized depreciation from forward foreign currency contracts	318,894
Other liabilities	74

Total liabilities	590,496

Commitments and contingent liabilities (Note 2)

Net assets	$33,182,912

Analysis of net assets:
Paid-in-capital	$36,445,929
Total distributable earnings (deficits)	(3,263,017)

Net assets	$33,182,912

Shares outstanding at no par value (unlimited shares authorized)	1,500,001
Net assets	$33,182,912
Net asset value, offering and redemption price per share	$22.12

† Cost of investments in unaffiliated securities	$29,982,816
¤ Cost of foreign currency deposits with broker for futures contracts	$712,499

A See Note 1 in the Consolidated Notes to Financial Statements for additional information.

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Statement of OperationsA

For the period ended January 31, 2024B

Investment income:
Interest income	$648,379

Total investment income	648,379

Expenses:
Management fees (Note 2)	127,915
Loan expense (Note 8)	73
Other expenses	551

Total expenses	128,539

Net investment income	519,840

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securities	1,804
Foreign currency transactions	(8,725)
Forward foreign currency contracts	(685,363)
Futures contracts	(2,398,225)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securities	(17)
Foreign currency transactions	(9,405)
Forward foreign currency contracts	(222,904)
Futures contracts	855,978

Net (loss) from investments	(2,466,857)

Net (decrease) in net assets resulting from operations	$(1,947,017)

A See Note 1 in the Consolidated Notes to Financial Statements for additional information.
B Commencement of operations, August 30, 2023 through January 31, 2024.

See accompanying notes

American Beacon AHL Trend ETFSM

Consolidated Statement of Changes in Net AssetsA

	August 30, 2023B to January 31, 2024
Increase (decrease) in net assets:
Operations:
Net investment income	$519,840
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	(3,090,509)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	623,652

Net (decrease) in net assets resulting from operations	(1,947,017)

Distributions to shareholders:
Total retained earnings	(2,456,577)

Net distributions to shareholders	(2,456,577)

Capital share transactions (Note 9):
Proceeds from sales of shares	12,586,506

Net increase in net assets from capital share transactions	12,586,506

Net increase in net assets	8,182,912

Net assets:
Beginning of period	25,000,000	C

End of period	$33,182,912

A See Note 1 in the Consolidated Notes to Financial Statements for additional information.
B Commencement of operations.
C Seed capital.

See accompanying notes

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

1. Organization and Significant Accounting Policies

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. As of January 31, 2024, the Trust consists of two active series, one of which is presented in this filing: American Beacon AHL Trend ETF (the “Fund”). The remaining active series is reported in a separate filing.

The American Beacon AHL Trend ETF commenced operation on August 30, 2023 and is a separate series of the Trust. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Effective December 29, 2023, the Manager underwent a change of control, which resulted in the termination of the Fund’s previous management and investment advisory agreements. The Board approved a new Management Agreement with the Manager and a new Investment Advisory Agreement among the Manager, the sub-advisor and the Trust, on behalf of the Fund, that was effective on December 29, 2023. The new Management Agreement was approved by the sole initial shareholder of the Fund. Please see the section titled Disclosure Regarding the Approval of New Management and Investment Advisory Agreements for more information.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management has concluded that the ASU will not have a material impact on the Fund’s financial statements.

Consolidation of Subsidiaries

The Schedule of Investments of the AHL Trend ETF is consolidated to include the accounts of the American Beacon Cayman Trend Company, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”) of the AHL Trend ETF. All intercompany accounts and transactions have been eliminated in consolidation for the AHL Trend ETF.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

For Federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The Subsidiary has a fiscal year end of January 31st for financial statement consolidation purposes and a nonconforming tax year end of January 31st.

The Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The AHL Trend ETF expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at January 31, 2024	% of Total Assets of the Fund at January 31, 2024
American Beacon Cayman Trend Company, Ltd.	August 30, 2023	$7,403,099	21.92%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting U.S. Securities and Exchange Commission (“SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Fund is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income and realized and unrealized gains and losses from investments of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Creation and Redemption Transactions

The Fund is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.americanbeaconfunds.com/etfs/AHLT.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Distribution

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Fund’s distributor. The Distributor distributes Creation Units for the Fund on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

Under the Fund’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all the expenses of the Fund except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolios holdings, securities lending fees, expenses associated with securities sold short, costs, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), costs of holding shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses.

The Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee equal to 0.95% of the Fund’s average daily net assets that is calculated and accrued daily.

The Management Fees paid by the Fund for the period ended January 31, 2024 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.95%	$127,915

Distribution Plans

A Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the Fund. Under the Distribution Plan, the Fund is authorized to pay an annualized fee of up to 0.25% of the average daily net assets of the Fund to the Manager, the Fund’s distributor or any other entity approved by the Board as compensation for sale of shares and/or providing services to shareholders. No distribution fees are currently charged to the Fund and there currently are no plans to impose those fees. The Distribution Plan was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Fund regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Fund. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Fund.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended January 31, 2024, the Fund did not utilize the credit facility.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated by the Manager as follows: (1) an annual retainer of $140,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at the Audit and Compliance Committee and Investment Committee meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The Fund’s net asset value (“NAV”) per share is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell the Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

With respect to the Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Fixed Income Investments

The Fund exposure to fixed-income instruments may include:

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

•

U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

•

Zero Coupon Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of other portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a “regulated investment company” under the Internal Revenue Code.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.

Restricted securities outstanding during the period ended January 31, 2024 are disclosed in the Notes to the Schedule of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Act, to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Government Securities

U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Forward Foreign Currency Contracts

The Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

During the period ended January 31, 2024, the Fund entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended January 31, 2024
Fund	Purchased Contracts	Sold Contracts
AHL Trend ETF	$13,150,635	$44,513,810

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the period ended January 31, 2024, the Fund entered into futures contracts primarily for investing and/or hedging purposes.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Average Futures Contracts Outstanding
Fund	Period Ended January 31, 2024
AHL Trend ETF	512

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of January 31, 2024:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$95,990	$–	$–	$–	$95,990
Receivable for variation margin from open futures contracts(2)	–	–	35,683	–	1,049,036	1,084,719

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(318,894)	$–	$–	$–	$(318,894)
Payable for variation margin from open futures contracts(2)	–	–	(50,751)	(134,515)	(43,475)	(228,741)
The effect of financial derivative instruments on the Statement of Operations as of January 31, 2024:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(685,363)	$–	$–	$–	$(685,363)
Futures contracts	–	–	(1,288,060)	(228,821)	(881,344)	(2,398,225)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(222,904)	$–	$–	$–	$(222,904)
Futures contracts	–	–	(15,068)	(134,515)	1,005,561	855,978

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2024.

Offsetting of Financial and Derivative Assets as of January 31, 2024:
	Assets	Liabilities
Futures Contracts(1)(2)	$1,084,719	$228,741
Forward Foreign Currency Contracts	95,990	318,894

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,180,709	$547,635

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,084,719)	$(228,741)

Total derivative assets and liabilities subject to an MNA	$95,990	$318,894

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2024:
Counterparty	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
HSBC Bank PLC	$90,785	$(90,785)	$-	$-	$-
Royal Bank of Scotland	5,205	(5,205)	-	-	-

Total	$95,990	$(95,990)	$-	$-	$-

Counterparty	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
HSBC Bank PLC	$(292,416)	$90,785	$-	$201,631	-
Royal Bank of Scotland	(26,478)	5,205	-	-	(21,273)

Total	$(318,894)	$95,990	$-	$201,631	$(21,273)

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Fund and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiaries may be more susceptible to risks associated with those sectors. The Fund’s investments in commodity-related instruments may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the NAV of the Fund and, consequently, a shareholder’s interest in the Fund.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of the Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that the Fund engages in trading in OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that the Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be rehypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may at times be illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

ETFs Risk

As an ETF, the Fund is subject to the following risks:

•

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

•

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. In addition, due to the Fund’s active trading strategy, it may be more difficult for market participants making a market in the Fund’s shares to hedge their exposure to Fund shares, which may lead to wider bid-ask spreads. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. If the Fund is delisted, any resulting liquidation of the Fund could create transaction costs for the Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Extremely low or negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Direction Risk

Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer both when there is a general market advance and the Fund hold significant “short” positions, and when there is a general market decline and the Fund hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Fund is unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Fund. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The Fund’s losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Subsidiary Risk

There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Act, and is not subject to all the investor protections of the Act. However, the AHL Trend ETF wholly owns and controls its Subsidiary, and the Fund and its Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in the Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Fund’s ability to use its Subsidiary to pursue its investment strategies.

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the Fund must, among other requirements, derive at least 90% of their gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the AHL Trend ETF invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in those instruments, such as commodity-linked swaps, to a maximum of 10% of its gross income for each taxable year. The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Fund may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from its Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions the Fund makes.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The period ended January 31, 2024 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Fund also utilizes earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

Period Ended January 31, 2024
Distributions paid from:
Ordinary income*	$1,658,315
Long-term capital gains	798,262

Total distributions paid	$2,456,577

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2024, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Trend ETF	$31,565,511	$294	$(860,850)	$(860,556)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
AHL Trend ETF	$(860,556)	$-	$–	$(3,492,677)	$1,090,216	$(3,263,017)

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of late year losses, the tax deferral of losses related to straddles and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from the reclassification of income from investment subsidiary as of January 31, 2024:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
AHL Trend ETF	$(1,140,577)	$1,140,577

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2024, the Fund did not have any capital loss carryforwards.

The Fund is permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, January 31, 2024. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, January 31, 2024. For the period ending January 31, 2024, AHL Trend ETF deferred $1,681,855 ordinary loss to February 1, 2024. AHL Trend ETF also deferred $727,606 short-term and $1,083,216 long-term capital losses to February 1, 2024.

8. Borrowing Arrangements

Effective November 10, 2023 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 9, 2023. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 9, 2023.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing

American Beacon AHL Trend ETFSM

Notes to Consolidated Financial Statements

January 31, 2024

amount under the Uncommitted Line was $100 million with an expiration date November 9, 2023. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 9, 2023.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended January 31, 2024, the Fund did not utilize these facilities.

9. Capital Share Transactions

The Fund issues and redeems shares at NAV only in aggregations of a specified number of shares (“Creation Units”) in exchange for a “Basket” of cash and/or securities. Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. The Fund generally issues and redeems Creation Units in exchange for a Basket of cash but may issue and redeem Creation Units in exchange for a designated Basket of securities plus an amount of cash that the Fund specifies.

The table below summarizes the activity in capital shares for the Fund Shares:

	August 30, 2023A to January 31, 2024
AHL Trend ETF	Shares		Amount
Shares sold	500,001	B	$12,586,506	B
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	500,001		$12,586,506

A	Commencement of operations.
B	Seed capital was received on August 30, 2023 in the amount of $25,000,000. As a result, shares were issued in the amount of 1,000,000.

10. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon AHL Trend ETFSM

Consolidated Financial Highlights

(For a share outstanding throughout the period)

	August 30, 2023A to January 31, 2024

Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income	0.42
Net (losses) on investments (both realized and unrealized)	(1.51)

Total income (loss) from investment operations	(1.09)

Less distributions:
Dividends from net investment income	(0.83)
Distributions from net realized gains	(0.96)

Total distributions	(1.79)

Net asset value, end of period	$22.12

Total returnB	(4.35	)%C

Ratios and supplemental data:
Net assets, end of period	$33,182,912
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.95	%D
Expenses, net of reimbursements and/or recoupments	0.95	%D
Net investment income, before expense reimbursements and/or recoupments	3.86	%D
Net investment income, net of reimbursements and/or recoupments	3.86	%D
Portfolio turnover rate	–	%C E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Trend ETFSM

Affirmation of the Commodity Pool Operator

January 31, 2024 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Trend ETF Fund for the period from August 30, 2023 to January 1, 2024, is accurate and complete.

Sonia L. Bates, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the

American Beacon AHL Trend ETF

American Beacon AHL Trend ETFSM

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2024. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended January 31, 2024.

The Fund designated the following items with regard to distributions paid during the fiscal year ended January 31, 2024. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

AHL Trend ETF	0.00%

Qualified Dividend Income:

AHL Trend ETF	0.00%

Long-Term Capital Gain Distributions:

AHL Trend ETF	$798,262

Short-Term Capital Gain Distributions:

AHL Trend ETF	$523,273

Shareholders will receive notification in January 2025 of the applicable tax information necessary to prepare their 2024 income tax returns.

Disclosures Regarding the Approval of the Prior Management and Investment Advisory Agreements (Unaudited)

At its June 6–7, 2023 meetings, the Board of Trustees (“Board”) considered:

(1) the approval of the management agreement (the “Management Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Select Funds (“Trust”), on behalf of the American Beacon AHL Trend ETF (“Fund”), a newly created series of the Trust, and

(2) the approval of the investment subadvisory agreement (the “Subadvisory Agreement”) between the Manager and AHL Partners LLP (the “Sub-Advisor”), the Fund’s proposed sub-advisor.

Approval of the Management Agreement

Prior to the meeting, information was provided to the Board by the Manager in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund. The Investment Committee of the Board also met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at the May 16, 2023 and June 6–7, 2023 Board meetings in connection with the review of the current Management Agreement between the Manager and the Trust as it related to the existing series (“Existing Funds”) of the Trust and American Beacon Funds (“Beacon Trust”).

Provided below is an overview of the primary factors the Board considered at its June 6–7, 2023 meetings at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services to the Fund and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the Management Agreement between the Manager and the Beacon Trust and the Trust as it relates to the Existing Funds at its May 16, 2023 and June 6–7, 2023 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds, the financial condition of the Manager, including its parent company, and the background and experience of the Manager’s key investment personnel. The Board also considered representations made by the Manager at the Board’s May 16, 2023 and June 6–7, 2023 meetings. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be generally consistent with the services provided to the Existing Funds. In addition, the Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

Disclosures Regarding the Approval of the Prior Management and Investment Advisory Agreements (Unaudited)

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the historical investment performance record relevant to the series of the Beacon Trust for which the Sub-Advisor serves as sub-advisor (the “Existing AHL Funds”) in connection with its consideration of the Subadvisory Agreement.

Costs of the Services Provided to the Fund and the Profits or Losses to Be Realized by the Manager from Its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund.

The Board then considered that, at assumed estimated initial asset levels, the Manager was projected to incur a pre-tax profit before distribution revenues and expenses and a pre-tax loss after distribution revenues and expenses from its first year of rendering services to the Fund. The Board also considered the amounts of those projected profits and losses. The Board considered the Manager’s explanation regarding its cost allocation methodology in calculating these projections.

Comparisons of the Amounts to Be Paid to the Manager Under the Management Agreement and Other Funds in the Select Peer Group. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to other funds for which it provides management services. The Board noted that, unlike the Manager’s fee arrangement with other Existing Funds, pursuant to the Manager’s unitary fee arrangement with respect to the Fund, the Manager will pay nearly all material operating expenses of the Fund, including the subadvisory fee. The Board considered information provided by the Manager reflecting that the contractual management fee rate proposed by the Manager for the Fund is equal to the average advisory fee rate paid by a group of peer funds selected by the Manager (the “Select Peer Group”). This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate properly reflects economies of scale for the benefit of the Fund’s shareholders.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s representations regarding potential incidental benefits that the Manager might realize from this proposed new relationship, including those relating to potential cross-selling opportunities. The Board also considered the Manager’s representation that the Fund will likely benefit from its relationship with the Manager by having a manager with competitive rates of return, a well-diversified and conservative investment approach and lower than average costs. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”): (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders were expected to benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

Approval of the Subadvisory Agreement

Prior to the June 6–7, 2023 meetings, information was provided to the Board by the Sub-Advisor in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Subadvisory Agreement. The Investment Committee of the Board also met with representatives of the Sub-Advisor. Information regarding the Sub-Advisor was also provided to the Board by the Sub-Advisor in response to requests from the Board

Disclosures Regarding the Approval of the Prior Management and Investment Advisory Agreements (Unaudited)

and/or Manager prior to the Board’s May 16, 2023 and June 6–7, 2023 meetings at which the Board considered the existing investment advisory agreement among the Manager, the Sub-Advisor and the Beacon Trust, on behalf of the Existing AHL Funds.

Provided below is an overview of the primary factors the Board considered at its June 6–7, 2023 meetings at which the Board considered the approval of the Subadvisory Agreement. In determining whether to approve the Subadvisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of comparable client accounts, if any, managed by the Sub-Advisor; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Sub-Advisor with other clients; and (6) any other benefits anticipated to be derived by the Sub-Advisor from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Subadvisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Subadvisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Subadvisory Agreement were reasonable and fair and that the approval of the Subadvisory Agreement was in the best interests of the Fund.

Nature, Extent and Quality of the Services to Be Provided by the Sub-Advisor. The Board considered that it had reviewed investment advisory agreements among the Manager, the Beacon Trust, on behalf of the Existing AHL Funds, and the Sub-Advisor at its May 16, 2023 and June 6-7, 2023 meetings. At those meetings, the Board received information regarding the Sub-Advisor, including information regarding the Sub-Advisor’s principal business activities, financial condition and overall capabilities to perform the services under the Subadvisory Agreement. The Board also considered information provided at those meetings with respect to the Sub-Advisor’s investment resources, infrastructure and the adequacy of its compliance program, and the Sub-Advisor’s representation regarding the strength of its financial condition. The Board also took into consideration the Manager’s recommendation of the Sub-Advisor. The Board considered the Sub-Advisor’s representation that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by the Sub-Advisor were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the Subadvisory Agreement.

Performance of the Sub-Advisor. The Board evaluated the information provided by the Sub-Advisor and the Manager regarding the simulated hypothetical back-tested performance of the Fund relative to the performance of the Fund’s proposed benchmark index and a peer group of funds that the Sub-Advisor believes pursue a similar investment strategy as the Fund. The Board considered representations made by the Sub-Advisor and the Manager that, for various periods ended March 31, 2023, the Fund’s hypothetical performance was generally favorable compared to the benchmark index and peer group. Based on the foregoing information, the Board concluded that the investment performance record of the Sub-Advisor supported approval of the Subadvisory Agreement.

Comparisons of the Amounts to Be Paid Under the Subadvisory Agreement with Those Under Contracts Between the Sub-Advisor and Its Other Clients. In evaluating the Subadvisory Agreement, the Board reviewed the proposed subadvisory fee rate for services to be performed by the Sub-Advisor. The Board considered that the Sub-Advisor’s investment subadvisory fee rate under the Subadvisory Agreement would be paid to the Sub-Advisor by the Manager. The Board considered the Sub-Advisor’s representation that the subadvisory fee rate proposed for the Fund is lower than the advisory fee paid to the Sub-Advisor by the American Beacon AHL Managed Futures Fund and higher than the advisory fee paid to the Sub-Advisor by the American Beacon AHL TargetRisk Fund. After evaluating this information, the Board concluded that the Sub-Advisor’s subadvisory fee rate under the Subadvisory Agreement was reasonable in light of the services to be provided to the Fund.

Disclosures Regarding the Approval of the Prior Management and Investment Advisory Agreements (Unaudited)

Costs of the Services to Be Provided and Profits to Be Realized by the Sub-Advisor and Its Affiliates from Its Relationship with the Fund. The Board did not consider the costs of the services to be provided and any profits to be realized by the Sub-Advisor from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and the Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered the Sub-Advisor’s representation that it believes that the proposed advisory fee schedule for the Fund reflects economies of scale for the benefit of the Fund’s investors.

Benefits to Be Derived by the Sub-Advisor from Its Relationship with the Fund. The Board considered the Sub-Advisor’s representation that it is not aware of any “fall-out” benefits that may accrue to it because of the Sub-Advisor’s relationship with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Sub-Advisor by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Sub-Advisor, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Subadvisory Agreement is in the best interests of the Fund and approved the Subadvisory Agreement.

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

Approval of New Management Agreement and New Investment Advisory Agreement

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. This change in control was deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the (i) existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Select Funds (“Trust”) with respect to the American Beacon AHL Trend ETF (“Fund”) and other series of the Trust and American Beacon Funds (“Other Funds”), and (ii) existing investment advisory agreement (“Prior Investment Advisory Agreement”) among the Manager, AHL Partners LLP (“Sub-Advisor”) and the Trust, on behalf of the Fund. As required by the 1940 Act, the Prior Management Agreement and Prior Investment Advisory Agreement (collectively, the “Prior Agreements”) provided for their automatic termination in the event of an assignment, and, therefore, terminated upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Fund and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023 (“June Meeting”), and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Fund of a new Management Agreement (“New Management Agreement”), and a new Investment Advisory Agreement (collectively with the New Management Agreement, the “New Agreements”). The Trustees were advised that the New Agreements would replace the Prior Agreements upon the assignment and termination of the Prior Agreements upon the Closing.

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group, and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Fund and its shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Fund, the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Fund.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Fund, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

•	The fee rates payable by the Fund under the New Agreements are the same as the fee rates payable under the Prior Agreements;

•	The New Agreements are identical in all material respects to the Prior Agreements;

•	The Manager and the Sub-Advisor would provide the same services to the Fund pursuant to the New Agreements as they had been providing under the Prior Agreements;

•

The Manager’s personnel who will provide management services to the Fund are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Fund;

•	The Sub-Advisor’s personnel who will provide advisory services to the Fund are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which the Manager represented would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Fund;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Fund’s Sub-Advisor and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as the Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Fund in connection with the Transaction, including the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction, and the fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Fund may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Fund and may reduce the potential vulnerability to a future change in control of the Manager that could be adverse to the Fund’s interests and affect the retention of key employees providing services to the Fund;

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisor since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Prior Agreements at their May-June Meetings.

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

In light of the Board’s consideration of the approval of the Prior Agreements at the June Meeting, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the approval of the Prior Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting, and recommended that, to the extent required, the shareholders of the Fund also approve the New Agreements. The factors considered by the Board in connection with the approval of the Prior Agreements for the Fund are described in the section of this report titled “Disclosures Regarding Approvals of the Prior Management and Investment Advisory Agreements.”

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

The Trustees and officers of the American Beacon Select Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-eight funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (1954)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (1969)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008- present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (1960)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019- Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990–2017); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018– 2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (1961)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010- 2016); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (1963)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021- Present); Board Advisor, United States Tennis Association (2021- Present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

OFFICERS	Term
One Year

Jeffrey K. Ringdahl (1975)	President since 2022 Vice President (2010- 2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

President (2017-2022), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015- 2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023- Present); American Beacon Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018- 2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (1959)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015- Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021- Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014- Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi- Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (1981)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022- Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Paul B. Cavazos (1969)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Funds (2016- Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (1970)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018- 2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (1961)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015- Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021- Present), Principal Accounting Officer (2017-2021) and Treasurer (2010- 2021), American Beacon Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (1963)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018- 2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Samuel J. Silver (1963)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016- Present), American Beacon Advisors, Inc.; Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (1971)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004- Present) and Assistant Secretary (1999-Present), American Beacon Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2023-Present); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012- Present); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021- Present), Assistant Treasurer (2011-2021), American Beacon Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022- Present); Assistant Treasurer, American Beacon Cayman Multi- Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018- 2021).

Rebecca L. Harris (1966)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016- 2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016- 2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

*As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon AHL Trend ETFSM

Privacy Policy

January 31, 2024 (Unaudited)

The American Beacon Select Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (833) 471-3562	By Mail: American Beacon Select Funds c/o Foreside Financial Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. Each day the Fund is open for business, the Fund publicly disseminates its full portfolio holdings as of the close of business on the previous day through the Fund’s website at www.americanbeaconfunds.com.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT State Street Bank and Trust Company Boston, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Foreside Financial Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Select Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Select Funds and American Beacon AHL Trend ETF are service marks of American Beacon Advisors, Inc. Foreside Financial Services, LLC is not affiliated with American Beacon Advisors, Inc.

AR 1/24

ITEM 2.	CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Claudia is considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)
Audit Fees	Fiscal Year Ended
$ N/A	1/31/2023
$46,919	1/31/2024

(b)
Audit Related Fees	Fiscal Year Ended
$ N/A	1/31/2023
$0	1/31/2024

(c)
Tax Fees (1)	Fiscal Year Ended
$ N/A	1/31/2023
$0	1/31/2024

(d)
All Other Fees	Fiscal Year Ended
$ N/A	1/31/2023
$0	1/31/2024

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ N/A	$N/A	N/A	1/31/2023
$ 0	$32,969	N/A	1/31/2024

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Select Funds

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Select Funds
Date: April 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Select Funds
Date: April 4, 2024

By /s/ Sonia L. Bates

Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Select Funds
Date: April 4, 2024